                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 6, 2002

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                                33-48432                            48-0920712
         ---------------                         ---------------                     ---------------
(State or Other Jurisdiction of                   (Commission                       (I.R.S. Employer
         Incorporation)                           File Number)                     Identification No.)


                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                    (Address of Principal Executive Offices)

                                ----------------

                                 (913) 362-0510

              (Registrant's telephone number, including area code)

                                ----------------

ITEM 9. REGULATION FD DISCLOSURE

     On December 6, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2002 (the "FORM 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     I, Andrew B. Schmitt, President and Chief Executive Officer of Layne Christensen Company (the "Company"), do hereby certify in accordance with 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) the information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

  Dated: December 6, 2002                 /s/ A.B. Schmitt
                                          --------------------------------------
                                          Andrew B. Schmitt
                                          President and Chief Executive Officer

The foregoing certification accompanied the Form 10-Q filing pursuant to 18 U.S.C. ss. 1350. It is being reproduced herein for information only. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

     I, Jerry W. Fanska, Vice President--Finance and Treasurer, of Layne Christensen Company, do hereby certify in accordance with 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) the information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

  Dated: December 6, 2002                 /s/ Jerry W. Fanska
                                          --------------------------------------
                                          Jerry W. Fanska
                                          Vice President--Finance and Treasurer

The foregoing certification accompanied the Form 10-Q filing pursuant to 18 U.S.C. ss. 1350. It is being reproduced herein for information only. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LAYNE CHRISTENSEN COMPANY



Date: December 6, 2002          By  /s/ A.B. Schmitt
                                    ------------------------------------
                                    Name:  Andrew B. Schmitt
                                    Title: President and Chief Executive Officer